

EXHIBIT 10.23(b)
                                             SECOND AMENDMENT
                                                    TO
                                       LOAN AND SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment"), dated as of the 31st day of December, 1997, made by and between

         FLEET CAPITAL CORPORATION, a Rhode Island corporation (successor by merger with Fleet Capital Corporation, a Connecticut corporation, which was formerly known as Shawmut Capital Corporation) (the "Lender"),

         ATLANTIC COAST AIRLINES, a California corporation (the "Borrower"), and

         ATLANTIC COAST AIRLINES,  INC., a Delaware  corporation  (the "Parent";
the Borrower and the Parent being collectively called the "Loan Parties");

         to the Loan and Security Agreement, dated October 12, 1995, as previously amended by First Amendment thereto, dated June 1, 1997 (the "Loan
Agreement"). All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

                                    RECITALS
         RECITALS RECITALS RECITALS
         A. Pursuant to the Loan Agreement, and upon the terms and subject to the conditions contained therein, the Lender has made available to the Borrower a $20,000,000 revolving line of credit evidenced by the Loan Agreement.

         B. The Loan Parties have requested that the Loan Agreement be further amended to (a) increase the aggregate amount of the Letter of Credit Obligations which may be outstanding at any time from the sum of $10,500,000 to the sum of $13,500,000, and (b) reduce the amount of the Fixed Bond Letter of Credit
Guaranty Reserve, and the Lender has agreed to such requests, provided, among other things, the Loan Agreement and the other Loan Documents are amended as herein provided.

         C. To accomplish the foregoing purposes, the parties hereto are mutually desirous of further amending the Loan Agreement as set forth herein.

                                    STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Loan Parties and the Lender hereby agree as follows:





                                                    36



                                    ARTICLE I

                          AMENDMENTS TO LOAN AGREEMENT

         The Loan Agreement is hereby amended as follows:

         1.1  Letters of Credit;  Letter of Credit  Guaranties.  Section  1.4.1,
Issuance of Letters of Credit and Letter of Credit Guaranties, is amended in its entirety to read as follows:

                  "1.4.1.  Issuance  of  Letters  of Credit and Letter of Credit
         Guaranties. Lender agrees, for so long as no Default or Event of Default exists and subject to the provisions of Section 9 below, to issue its, or cause to be issued its Affiliate's, Letters of Credit and Letter of Credit Guaranties, provided that the aggregate amount of the Letter of Credit Obligations outstanding at any time shall not exceed
         $13,500,000 and, without the prior written consent of Lender, no Letter of Credit or Letter of Credit Guaranty may have an expiration date that is after the last day of the Original Term or the then applicable
         Renewal Term."

         1.2 Letter of Credit and Letter of Credit Guaranty Fees. Section 2.2.3,
Letter of Credit and Letter of Credit Guaranty Fees, is amended in its entirety to read as follows:

                  "2.2.3.  Letter of Credit and Letter of Credit  Guaranty  Fees.  Borrower shall pay the  following  fees for all  Letters  of Credit  and  Letter  of Credit  Guaranties
         issued by Lender and its Affiliates pursuant to Section 1.4.1 hereof:

                           (i) Upon  issuance  of the Bond  Letter of Credit and
                  the Bond Letter of Credit Guaranty, fees to Bank in the amounts and on the dates as set forth in Section 2.03 of the Reimbursement Agreement;

                           (ii) Upon issuance of each other Letter of Credit and
                  Letter of Credit Guaranty:





                                    (a)  an  issuance  fee  to  Lender  for  the
                           account of both Lender and its Affiliate  that issues
                           such other  Letter of Credit equal to (1) in the case
                           of  those  three  (3)  Letters  of  Credit,   numbers
                           9721204,  9721205  and  9721206,  issued  by  Bank on
                           December  31,  1997 in favor of  NationsBanc  Leasing
                           Corporation as  beneficiary  in the original  undrawn
                           amounts   of   $750,000,   $750,000   and   $875,000,
                           respectively,  and the  Letter of  Credit  Guaranties
                           issued  by  Lender  with  respect  thereto,  one  and
                           one-quarter  percent (1.25%) per annum of the undrawn
                           amount of each such Letter of Credit,  and (2) in the
                           case of each  other  Letter of Credit  and  Letter of
                           Credit  Guaranty,  the greater of (a) $500 or (b) one
                           and one-half  percent (1.5%) per annum of the undrawn
                           amount of such other  Letter of Credit,  in each case
                           payable in advance  upon the  issuance  of each other
                           Letter of Credit and Letter of Credit Guaranty and on
                           each extension of the stated termination date thereof
                           for so long as such other Letter of Credit and Letter
                           of Credit Guaranty is outstanding; and

                                    (b) the  reasonable  and  customary  charges
                           from time to time of the issuer of such other Letter of Credit with respect to the issuance, notification, amendment, transfer, administration, cancellation and conversion of, and drawings under, such other Letter of Credit, all of which shall be payable to Lender for the account of such issuer.

                  All issuance fees in connection with each Letter of Credit and Letter of Credit Guaranty as set forth in Sections 2.2.3 (i)(a) and
         (ii)(a) hereof shall be deemed fully earned upon the issuance of the Letter of Credit and Letter of Credit Guaranty and shall not be subject to rebate or proration upon the termination of this Agreement for any reason."

         1.3      Fixed Bond Letter of Credit Guaranty Reserve.        The   definition   of  "Fixed  Bond
Letter of Credit Guaranty  Reserve" set forth in Appendix A, General  Definitions,  to the Loan Agreement,
is amended in its entirety to read as follows:

                  "Fixed Bond Letter of Credit Guaranty Reserve - for so long as the Bond  Letter of Credit and the Bond  Letter of Credit  Guaranty  is
         outstanding,   a  reserve  established  by  Lender  in  the  amount  of
         $1,980,000."

                                                ARTICLE II

                                      REPRESENTATIONS AND WARRANTIES

         The Loan Parties each hereby represents and warrants to the Lender that:





         2.1 Compliance with the Loan Agreement and Other Loan Documents. As of the execution of this Amendment, each of the Loan Parties is in compliance with all of the terms and provisions set forth in the Loan Agreement and in the other
Loan Documents to be observed or performed by each of the Loan Parties, except where the failure of the Loan Parties to comply has been waived in writing by the Lender.

         2.2. Representations in Loan Agreement and other Loan Documents. The representations and warranties of the Loan Parties set forth in the Loan
Agreement and the other Loan Documents are true and correct in all material respects except for changes in the nature of a Loan Party's business or operations that would render the information in any exhibit attached to the Loan
Agreement either inaccurate, incomplete or misleading, so long as the Lender has consented to such changes or such changes are not expressly prohibited by the Loan Agreement.

         2.3.     No Event of Default.  No Default or Event of Default exists.

                                               ARTICLE III

                      MODIFICATION OF LOAN DOCUMENTS; ACKNOWLEDGMENT OF OBLIGATIONS

         3.1 Modification of Loan Document The Loan Agreement and each of the other Loan Documents are amended to provide that any reference to the Loan
Agreement in the Loan Agreement or any of the other Loan Documents shall mean the Loan Agreement as amended by this Amendment, and as it is further amended, restated, supplemented or modified from time to time.

         3.2. Acknowledgments by the Loan Parties. To induce the Lender to enter into this Amendment, each Loan Party acknowledges and agrees with the Lender that as of the opening of business on December 31, 1997, the aggregate principal balance owing on the Revolving Loans outstanding under the Loan Agreement was in the sum of zero, and the aggregate amount of Letters of Credit and Letter of Credit Guaranties outstanding was in the sum of $12,485,932.00 and that all such Obligations outstanding are owed to the Lender without any offset, deduction, defense or counterclaim of any nature in favor of either Loan Party.

                                                ARTICLE IV

                                                 GENERAL

         4.1.  Full Force and Effect.  As  expressly  amended  hereby,  the Loan
Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Loan Agreement, "hereinafter", "hereto", "hereof" or words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement as amended by this Amendment.

         4.2 Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.




                  Consolidated Adjusted Net
                  Earnings From Operations                                         Per Annum Fee


         4.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument.

         4.4  Expenses.   The  Borrower  shall  reimburse  the  Lender  for  all
reasonable  fees and  expenses  (legal or  otherwise)  incurred by the Lender in connection  with the  preparation,  negotiation,  execution and delivery of this
Amendment  and  all  other  agreements  and  documents  referred  to  herein  or contemplated hereby.

         4.5.     Headings.  The  headings in this  Amendment  are for the purpose of  reference  only and shall not affect the construction of this Amendment.

         4.6 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE
LAW,  THE LOAN  PARTIES AND THE LENDER EACH WAIVES THE RIGHT TO TRIAL BY JURY IN
ANY ACTION,  SUIT,  PROCEEDING  OR  COUNTERCLAIM  OF ANY KIND  ARISING OUT OF OR
RELATED TO THIS AMENDMENT, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE
TRANSACTIONS RELATED HERETO OR THERETO.




         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered on the date first above written.

                                    Borrower:

                                                     ATLANTIC COAST AIRLINES


                                                     By:________________________________________
                                                          Title:__________________________________
ATTEST:

----------------------------
_________ - Secretary

[CORPORATE SEAL]
                                     Parent:

                                                     ATLANTIC COAST AIRLINES, INC.


                                                     By:________________________________________
                                                          Title:__________________________________
ATTEST:

----------------------------
_________ - Secretary

[CORPORATE SEAL]
                                                     Accepted in Charlotte, North Carolina

                                     Lender:

                                                     FLEET CAPITAL CORPORATION


                                                     By:_______________________________________
                                                          Title:___________________________________


